EXECUTION VERSION

FOURTH OMNIBUS AMENDMENT TO LOAN DOCUMENTS

Dated as of January 13, 2026 among

BLOCK 40 PROPERTY, LLC,

a Delaware limited liability company, as Borrower,

and

BREDS V US INVESTMENTS 2 L.L.C.,

a Delaware limited liability company, as Agent,

and

CHARLES R. ABELE, JR.,

a natural person, as Guarantor

and

PETER JAGO,

a natural person, as Guarantor

and

HARISH MEHTA,

a natural person, as Guarantor

and

ESTATE OF DANIEL B. MCCARTHY,

as successor-in-interest to Daniel B. McCarthy, as Guarantor

and

STEWARDS, INC.,

a Nevada corporation, as Guarantor

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FOURTH OMNIBUS AMENDMENT TO LOAN DOCUMENTS

This FOURTH OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this

“Amendment”) is made as of January 13, 2026 (the “Fourth Amendment Date”), by and among BLOCK 40 PROPERTY, LLC, a Delaware limited liability company (“Borrower”), CHARLES R. ABELE, JR., PETER JAGO, HARISH MEHTA, each a natural person, ESTATE OF DANIEL B. MCCARTHY (as successor-in-interest to Daniel B. McCarthy) (individually and/or collectively, as the context may require, “Initial Guarantor”), and STEWARDS, INC., a Nevada corporation (f/k/a Favo Capital, Inc.), having an address at 4300

N. University Drive, Suite D-105, Lauderhill, Florida 33351 (“Stewards Guarantor” and together with Initial Guarantor and their respective successors and permitted assigns, jointly and severally, “Guarantor”), and BREDS V US INVESTMENTS 2 L.L.C., a Delaware limited liability company (as successor-in-interest to Deutsche Bank AG, New York Branch), having an address at c/o Blackstone Real Estate Debt Strategies, 345 Park Avenue, New York, New York 10154, as administrative agent (including any of its successors and assigns, “Agent”). All capitalized terms not defined herein shall have the respective meanings set forth in that certain Loan Agreement, dated as of June 1, 2022, among Borrower, Agent and certain Lenders from time to time party thereto, as amended by that certain First Omnibus Amendment to Loan Documents, dated as of April 30, 2024, among Borrower, Initial Guarantor and Agent, that certain Second Omnibus Amendment to Loan Documents, dated as of May 30, 2025, by and among Borrower, Initial Guarantor and Agent, and that certain Third Omnibus Amendment to Loan Documents, dated as of July 1, 2025, by and among Borrower, Initial Guarantor and Agent (as the same may hereafter be further amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”).

RECITALS:

WHEREAS, pursuant to the Loan Agreement, Borrower obtained from Lender, and Lender made to Borrower, a loan (the “Loan”) in the maximum aggregate principal amount of up to EIGHTY FOUR MILLION AND NO/100 DOLLARS and No/100 Dollars ($84,000,000.00) (the

“Loan Amount”), as evidenced by that certain Amended and Restated Promissory Note, dated as of the Closing Date, made by Borrower in favor of Lender, in the principal sum of up to the Loan Amount (the “Existing Note”; the Existing Note, as amended by this Amendment, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”). In connection with the Loan, Initial Guarantor executed and delivered, among other things, that certain Guaranty of Recourse Obligations, dated as of the Closing Date, made by Initial Guarantor in favor of Agent, and that certain Guaranty of Interest and Carry Costs, dated as of the Closing Date, made by Initial Guarantor in favor of Agent,(collectively, the “Existing Guaranty”; and as amended by this Amendment, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Guaranty”), and, together with Borrower, that certain Environmental Indemnity Agreement, dated as of the Closing Date, made by Borrower and Initial Guarantor in favor of Agent (the “Existing Environmental Indemnity”; and as amended by this Amendment, and as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Environmental Indemnity”); the Existing Environmental Indemnity, together with the Existing Guaranty, the Existing Note, the Existing Loan Agreement and all other documents executed and/or delivered in connection with the Loan prior to the date hereof, the “Existing Loan Documents”; and as the

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same may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Documents.”

WHEREAS, Borrower has notified Agent that Stewards Guarantor has purchased (1) 100% of the common limited liability company interests of each of Block 40 Managers, LLC and Block 40 Investments Holdings, LLC, each a Florida limited liability company, and (2) 100% of the “HC Priority Interest” (as such term is defined in that certain Eighth Amended and Restated Operating Agreement of Block 40, LLC, dated as of June 19, 2020) of HC Capital, LLC, a Florida limited liability company, and, as a consequence thereof, Stewards Guarantor collectively and indirectly owns 100% of the common limited liability company interests of Borrower (the “Transfer”). The Transfer is subject to the terms and conditions set forth in Section 7.1(e) of the Loan Agreement, which terms and conditions had not been satisfied as of the date of the Transfer and have not been satisfied prior to the date hereof.

WHEREAS, in connection with the Transfer and simultaneously with the execution and delivery of this Amendment, Stewards Guarantor is executing and delivering (i) a Joinder to Guaranty and Environmental Indemnity, dated as of the date hereof, in favor of Agent (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Joinder”) and (ii) an Assignment of Management Agreement and Subordination of Management Fees, dated as of the date hereof, made by Borrower to Agent and consented and agreed to by GCF Development, LLC, a Florida limited liability company (the “Collateral Assignment of Management Agreement”).

WHEREAS, subject to the representations, warrants, covenants and conditions set forth in the Loan Documents, Agent is willing to consent to the Transfer and, in connection therewith, each of Borrower and Guarantor have agreed (subject to the terms and conditions set forth herein), to amend the Existing Loan Documents in accordance with this Amendment.

WHEREAS, in connection with the foregoing, the parties hereto desire to amend the terms of the Existing Loan Agreement and the other Existing Loan Documents as set forth in this Amendment.

NOW THEREFORE, in consideration of the above and the material promises contained in this Amendment, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  INCORPORATION OF THE RECITALS. Each of the parties hereto acknowledges and agrees that the recitals set forth above are true and correct as of the date hereof. Each of the recitals set forth above is made a part of this Amendment and incorporated herein as if set forth at length in the text of this Amendment.

2.                  EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective immediately upon the satisfaction of the Conditions Precedent (as defined herein) set forth in Section 6.

3.                  CONSENT TO TRANSFER. Agent hereby consents to and approves of the Transfer, subject to the terms and provisions of the Loan Agreement and the other Loan Documents, in each case as modified by this Amendment and the Joinder.

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4.                  MODIFICATIONS TO EXISTING LOAN AGREEMENT. From and after the

Fourth Amendment Date, the Existing Loan Agreement is hereby amended as follows:

(a)               Definition Additions. The following definitions are hereby inserted into Section 1.1 of the Existing Loan Agreement in the appropriate alphabetical location:

(i)                 “Stewards Guarantor” shall mean Stewards Capital, Inc., a Nevada corporation.

(ii)              “Fourth Amendment Date” shall mean January 13, 2026.

(iii)            “Initial Guarantor” shall mean Charles R. Abele, Jr., Peter Jago, Harish Mehta, each a natural person, and Estate of Daniel B. Mccarthy, as successor-in-interest to Daniel B. McCarthy.

(b)               Definition Modifications. The following definitions set forth in Section 1.1 of the Existing Loan Agreement are hereby amended as follows:

(i)                 “Guarantor” shall mean, (1) from the Closing Date through (but not including) the Fourth Amendment Date, Initial Guarantor, and from and after the Fourth Amendment Date, (2) (x) Initial Guarantor, (y) Stewards Guarantor and (z) any other Person guaranteeing any payment or performance obligation of Borrower.

(c)               Section 10.6 of the Loan Agreement is hereby deleted and replaced with the following:

“All notices, demands, requests, consents, approvals or other communications (any of the foregoing, a “Notice”) required, permitted or desired to be given hereunder shall be in writing by registered or certified mail, postage prepaid, return receipt requested, or delivered by hand or by reputable overnight courier, or electronically transmitted by e-mail with hard copy delivered by hand or reputable overnight courier (unless waived by Agent as described below), addressed to the party to be so notified at its address hereinafter set forth, or to such other address as such party may hereafter specify in accordance with the provisions of this Section 10.6. Any Notice shall be deemed to have been received: (a) three (3) days after the date such Notice is mailed, (b) on the date of delivery by hand if delivered during business hours on a Business Day (otherwise on the next Business Day), or (c) on the next Business Day if sent by an overnight commercial courier and (d) if transmitted by e-mail, (A) if such e-mail was sent prior to 5 P.M. EST on a Business Day, then on the date such e-mail was sent, provided that a hard copy of such e-mail (and any and all attachments) is delivered by hand or reputable overnight courier on the immediately succeeding Business Day, or (y) if such e-mail was sent on a day that is not a Business Day or after 5 P.M. EST on a Business Day, then on the Business Day immediately succeeding the date such e-mail was sent, provided that a hard copy of such e-mail (and any and all attachments) is delivered by hand or reputable overnight courier on the second Business Day immediately following the date on which such e-mail was sent; provided, however, that by written notice to Borrower, Agent shall have the unilateral right at any time to waive the hard copy requirement with respect to all Notices sent via e-mail, in each case addressed to the parties as follows:

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If to Agent:

BREDS V US INVESTMENTS 2 L.L.C.

c/o Blackstone Real Estate Debt Strategies 345 Park Avenue

New York, New York 10154 Attention: BREDS Asset Management

Email: xxxxxx@blackstone.com

With a copy to (which shall not constitute Notice): c/o Blackstone Real Estate Debt Strategies

345 Park Avenue

New York, New York 10154 Attention: Robert Sitman

Email: xxxxxx@blackstone.com

With a copy to:

Gibson, Dunn & Crutcher LLP 200 Park Avenue

New York, New York 10166 Attention: Aaron Beim, Esq. Email: xxxxx@gibsondunn.com

If to Borrower:

4300 N. University Drive, Suite D-105 Lauderhill, Florida 33351

Attention: Katy Murless

Email: xxxxx@stewards.com With a copy to:

Doney Law Firm

4955 S. Durango Drive, Suite 165 Las Vegas, Nevada 89113 Attention: Scott Doney, Esq.

Email: xxxxxx@xxxxxxx.com With a copy to:

Stewards, Inc.

4300 N. University Drive, Suite D-105 Lauderhill, Florida 33351

Attention: Katy Murless

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Email: xxxxxx@stewards.com With a copy to:

Doney Law Firm

4955 S. Durango Drive, Suite 165 Las Vegas, Nevada 89113 Attention: Scott Doney, Esq.

Email: xxxxxt@xxxxxxxm.com”

5.                  REPLACEMENT OF SCHEDULES AND EXHIBITS. The parties hereby

agree that (i) Schedule III of the Existing Loan Agreement is hereby deleted and replaced with the contents of Schedule I attached hereto.

6.                  CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS

AMENDMENT. Notwithstanding anything to the contrary contained in this Amendment, the terms of this Amendment and the agreements by Borrower and Agent hereunder are subject to the satisfaction of each of the following conditions precedent (the “Conditions Precedent”), and this Amendment shall not be in effect (despite any execution thereof by the parties) until satisfaction thereof:

i.                        Agent shall have received and approved fully executed originals of this Amendment, the Joinder, the Collateral Assignment of Management Agreement and that certain opinion of counsel dated as of the date hereof, prepared by Brinen & Associates, LLC to the Agent.

ii.                        Borrower shall pay to Agent a non-refundable modification fee of $368,125.00 (the “Modification Fee”). The Modification Fee shall be fully earned when paid and shall not be applied to principal, interest or any other sums due under the Loan.

iii.                         The representations and warranties made by Borrower in the Loan Documents shall be true and correct in all material respects on and as of the date hereof, with the same force and effect as if made on and as of such date (unless the applicable representation and/or warranty relates to a different specified time period), subject to changes to such representations and warranties disclosed to Agent in writing, so long as such update is not the result of any breach of a covenant of Borrower under the Loan Documents and such changes do not result from any Default or Event of Default by Borrower.

iv.                        The representations and warranties made by Guarantors in the Loan Documents shall be true and correct in all material respects on and as of the date hereof, with the same force and effect as if made on and as of such date (unless the applicable representation and/or warranty relates to a different specified time period), subject to changes to such representations and warranties disclosed to Agent in writing, so long as such update is not the result of any breach of a covenant of Guarantor under the Loan Documents and such changes do not result from any Default or Event of Default by Guarantor. The Bad Act Guaranty and the Carry Guaranty remain in full force and effect and are enforceable in accordance with their terms (except to the extent such enforceability may be limited by principles of equity or bankruptcy or insolvency law) and there exist no Defaults, offsets or defenses thereunder, or any event which with the giving of Notice, passage of time, or both, would constitute a Default, offset or defense thereunder. No Guarantor shall be deemed to have been

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released by Agent from its obligations under the Bad Act Guaranty and the Carry Guaranty by reason of Agent’s acceptance of this Amendment without the execution by such Guarantor or otherwise.

v.                         All amounts due and payable by Borrower and any other Person pursuant to the Loan Documents, and all costs and expenses of Agent and Lenders, including fees and expenses of Agent’s and each Lender’s third-party counsel, in connection with the Loan, as of the Fourth Amendment Date, shall have been paid in full.

vi.                        Borrower shall have delivered to Agent a true, complete and correct copy of the organizational chart relating to Borrower and certain Affiliates in form substantially similar to that delivered to Agent in connection with the closing of the Loan, dated as of the date hereof.

vii.                        Borrower and Guarantor shall have reasonably cooperated with providing information reasonably requested by Agent to update compliance with Agent’s and each Lender’s “Know Your Customer” and other similar policies and procedures as of the date hereof.

7.                  REPRESENTATIONS AND WARRANTIES.

(a)               As a material inducement to Agent’s entry into this Amendment and the Joinder, Borrower hereby represents and warrants to Agent as of the date hereof as follows:

i.                        Borrower has the power and requisite authority to execute, deliver and perform its obligations under this Amendment and the Joinder executed by Borrower, and is duly authorized to, and has taken all action necessary to authorize Borrower to, execute, deliver and perform its obligations under this Amendment and the Joinder executed by Borrower.

ii.                        This Amendment and the Joinder executed by Borrower constitute legal, valid and binding obligations of Borrower enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and general principles of equity.

iii.                         No consent, approval, authorization or order of any court or Governmental Authority or any third party is required in connection with the execution and delivery by Borrower of this Amendment or the Joinder executed by Borrower or to consummate the transactions contemplated hereby or thereby, which consent has not been obtained.

iv.                        The Note and other Existing Loan Documents, each as amended hereby or by this Amendment and the Joinder, are in full force and effect and are not subject to any right of rescission, set-off, counterclaim or defense by Borrower or Guarantor, and Borrower and Guarantor have not asserted any right of rescission, set-off, counterclaim or defense with respect thereto; and this Amendment and the Joinder are a modification of an existing obligation and are not a novation.

v.                         Since the recordation date of the Mortgage, other than Permitted Encumbrances, Borrower has not further encumbered the Property, including, without

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limitation, by entering into any deed of trust, deed to secure debt or mortgage, ground lease, and/or any option to purchase or right of first refusal with respect to the Property.

vi.                        The lien of the Mortgage is a first lien on the interest described therein and covered thereby, and neither this Amendment nor the Joinder will cause intervening liens to become prior to the lien of the Mortgage. Borrower does not have any legal or equitable claim against any mortgagor, trustor or grantor named in the Mortgage which would be prior to the lien of the Mortgage, or which would entitle Borrower to a judgment entitling Borrower to an equitable lien on all or any portion of that property prior in lien to the Mortgage.

vii.                        Since the date of Borrower’s formation and as of the date hereof and until such time as the Debt shall be paid in full, the Borrower represents and warrants that Borrower has remained and shall continue to remain in compliance with the terms and provisions of Section 3.1.1 and Section 4.4 of the Loan Agreement in all material respects.

viii.                        Borrower has previously delivered to Agent all of the relevant formation and organizational documents of Borrower, and all such formation documents remain in full force and effect and have not been amended or modified in any way since such documents were delivered to Agent on the Closing Date or qualified by the qualifications set forth on Schedule II attached hereto.

ix.                        (a) Attached hereto as Schedule I is a true, correct and complete updated copy of the organizational chart delivered to Agent in connection with the Loan reflecting the organizational structure of Borrower and Guarantor immediately following the consummation of the Transfer, (b) a true, correct and complete copy of the certificate of limited partnership and the corporate secretary’s certificate regarding the management provisions of Stewards Guarantor have been delivered to Agent or shall be delivered to Agent prior to the consummation of the Transfer, and (c) other than the organizational documents of the Guarantor delivered to Agent in connection with the Transfer, none of the other organizational documents of Borrower, Guarantor or any other Person depicted on the organizational chart attached hereto as Schedule I that have been provided to Agent prior to the date hereof have been amended, supplemented, revised or otherwise modified in any respect or qualified by the qualifications set forth on Schedule II attached hereto.

x.                         Any and all transfer taxes due and payable in connection with the Transfer, if any, have been paid.

(b)               As a material inducement to Agent’s entry into this Amendment, each Guarantor (as to itself only and not with respect to any other Guarantor) hereby represents and warrants to Agent as of the date hereof as follows:

i.                        Guarantor has the power and requisite authority to execute, acknowledge, deliver and perform its obligations under this Amendment and the Joinder executed by Guarantor, and is duly authorized to, and has taken all action necessary to authorize Guarantor to, execute, acknowledge, deliver and perform its obligations under this Amendment the Joinder executed by Guarantor.

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ii.                        This Amendment and the Joinder executed by Guarantor constitute legal, valid and binding obligations of Guarantor enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and general principles of equity.

iii.                         No consent, approval, authorization or order of any court or Governmental Authority or any third party is required in connection with the execution and delivery by Guarantor of this Amendment or the Joinder executed by Guarantor or for Guarantor to consummate the transactions contemplated hereby or thereby, which consent has not been obtained.

8.                  RELEASE OF CLAIMS.

(a)               Release of All Claims. Borrower and Guarantor, on behalf of themselves and their respective Affiliates (collectively, the “Releasing Parties”), each hereby release, remise, acquit and forever discharge Agent and all of their respective subsidiaries, divisions, affiliates, officers, directors, employees, agents, attorneys, advisors, predecessors, successors and assigns (collectively, the “Released Parties”), from any and all actions, causes of actions, suits, claims, demands, proceedings, judgments, executions, debts, claims, damages, liabilities, obligations, costs and expenses of any and every kind and character, known or unknown, liabilities, contracts, obligations, accounts, torts, causes of action or claims for relief of whatever kind or nature, whether known or unknown, whether suspected or unsuspected or whether heretofore or hereafter arising, which the Releasing Parties may have or which may hereafter be asserted or accrue against Released Parties, or any of them, resulting from or in any way relating to any act or omission done, or committed or suffered to be done by Released Parties, or any of them, on or prior to the date hereof, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment or any of the other Loan Documents as modified, supplemented, amended and/or restated (all of the foregoing hereinafter called the “Released Matters”).

(b)               Release Includes Unknown Claims. The release contained in Section 8(a) above and in this Section 8(b) apply to all Released Matters which the Releasing Parties have, or which may hereafter arise, against the Released Parties, or any of them, as a result of acts or omissions occurring on or before the date hereof, whether or not known or suspected by the parties hereto. The Releasing Parties expressly acknowledge that although it may be that ordinarily a general release does not extend to claims which the releasing party does not know or suspect to exist in its favor, which if known by the Releasing Parties must have materially affected the settlement with the party released, each Releasing Party has carefully considered and taken into account in determining to enter into this Amendment the possible existence of such unknown losses or claims. Without limiting the generality of the foregoing, with respect to the Released Matters, the Releasing Parties each expressly and unconditionally waive any and all rights conferred upon them by any statute or rule of law which provides that a release does not extend to unanticipated claims and claims which the claimant does not know of or suspect to exist in his favor at the time of executing the release, which if known by them could have materially affected his settlement with the released party. Each of the Releasing Parties hereby acknowledge that the agreements in this Section 8(b) are intended to be in full satisfaction of all or any alleged injuries

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or damages arising in connection with any Released Matters and each represent and warrant to the Released Parties that they have not purported to transfer, assign or otherwise convey any right, title or interest of any Releasing Parties in any Released Matter to any other Person and that the foregoing constitutes a fully and complete release of all Released Matters.

(c)               Complete Defense. This release by Releasing Parties shall constitute a complete defense to any claim, cause of action, defense, contract, liability, indebtedness or obligation, with respect to the Released Matters, released pursuant to this release. Nothing in this release shall be construed as (or shall be admissible in any legal action or proceeding as) an admission by Agent or any other Released Party that any defense, indebtedness, obligation, liability, claim or cause of action exists which is within the scope of those hereby released.

9.                  CROSS REFERENCES. All references to the “Loan Agreement” in any of the Loan Documents shall mean and refer to the Loan Agreement as modified and amended hereby. All references to the “Guaranty” in any of the Loan Documents shall mean and refer to the Guaranty as modified and amended hereby. All references to the “Environmental Indemnity” in any of the Loan Documents shall mean and refer to the Environmental Indemnity as modified and amended hereby. All references to the “Loan Documents” in any of the Loan Documents shall mean and refer to the Loan Documents as modified and amended hereby.

10.              FULL FORCE AND EFFECT. Except as specifically set forth herein, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto acknowledge and agree that the Loan Documents, as hereby amended, are in full force and effect in accordance with their respective terms and have not been supplemented, modified or otherwise amended, canceled, terminated or surrendered, except pursuant to this Amendment. The Loan Documents are binding and enforceable against the parties hereto in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, and general principles of equity. Any inconsistency between this Amendment and the Loan Documents (as they existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Loan Documents inconsistent with this Amendment.

11.              NO WAIVER. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, Lender or Borrower under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

12.              GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

13.              COUNTERPARTS. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement.

14.              SEVERABILITY. If any term, covenant or condition in this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such provision.

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15.              NO NOVATION. Neither the execution, delivery nor effectiveness of this Amendment, nor the consummation of the transactions contemplated hereunder, shall in any way constitute or be deemed to constitute a novation, discharge, rescission, extinguishment or substitution of the Loan, the Debt or the indebtedness evidenced by the Note.

16.              FURTHER ASSURANCES. Borrower and Guarantor will, at Borrower’s and/or Guarantor’s sole cost and expense, and without expense to Agent, do, execute, acknowledge and deliver all and every such further acts, documents and assurances as Agent shall, from time to time, reasonably require, for the better assuring, documenting and confirming unto Agent the transactions contemplated by this Amendment, or for carrying out the intention or facilitating the performance of the terms of this Amendment, including, without limitation, delivering legal opinions or updated to legal opinions or for complying with all Legal Requirements in all material respects.

17.              SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of Borrower, Agent and Lender and their respective successors and assigns.

18.              AGENT’S AND LENDERS’ COSTS AND EXPENSES. Borrower

acknowledges and agrees that Borrower shall pay to Agent all of the actual out-of-pocket costs and expenses incurred by Agent and the Lenders in connection with the execution and delivery by Agent of this Amendment including without limitation Agent’s and Lenders’ reasonable legal fees and costs.

19.              ELECTRONIC SIGNATURES. The words “execution,” “signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this Amendment shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdr”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). Notwithstanding the foregoing, unless otherwise agreed to by Agent, in its sole discretion, the signature of Borrower and each Guarantor to this Amendment shall be in the form of an image of its manually executed signature transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) or an electronic signature executed through DocuSign. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper- based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each of Borrower and each Guarantor hereby waives any defenses to the enforcement of the terms of this Amendment based on the form of the signature, and hereby agree that such electronically transmitted or signed signatures shall be conclusive proof, admissible in judicial proceedings, of each of the signatory’s execution of this Amendment.

[NO FURTHER TEXT ON THIS PAGE]

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BLOCK 40 PROPERTY, LLC,

a Delaware limited liability company

By: Block 40 Managers, LLC, a Florida limited liability company, its Manager

By: /s/ Shaun Quin

Name: Shaun Quin

Title: President

By: /s/ Shaun Quin

Name: Shaun Quin

Title: President

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GUARANTOR:

/s/ Charles R. Abele, Jr.

CHARLES R. ABELE, JR.

/s/ Peter Jago

PETER JAGO

/s/ Niamh Targett

NIAMH TARGETT, in her capacity as Personal Representative Nominee UNDER THAT CERTAIN WILL AND TESTAMENT OF DANIEL MCCARTHY DATED MARCH 6, 2024

/s/ Harish Mehta

HARISH MEHTA

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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STEWARDS INC. F/K/A

FAVO CAPITAL, INC.,

a Nevada Corporation

By: /s/ Shaun Quin

Name: Shaun Quin

Title: President

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

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AGENT:

BRED V US INVESTMENTS 2 L.L.C,

a Delaware limited liability company

By: /s/ Robert Sitman

Title: Authorized Signatory

1818 Park - Third Omnibus Amendment to Loan Documents - Signature Page

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SCHEDULE I

ORGANIZATIONAL CHART

(ATTACHED)

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ORGANIZATIONAL CHART

Final

BLOCK 40, LLC

Block 40 Property, LLC
88-1123366
Disregarded Entity B40 Mgrs., LLC is Manager
BLOCK 40, LLC
BLOCK 40 MANAGERS, LLC
46-1185387
BLOCK 40 INVESTMENTS HOLDINGS, LLC
47-1133439
EQUITY 1 OFFERING EB-5 INVESTOR 17 INVESTORS $500,000
EQUITY 2 OFFERING EB-5 INVESTOR 44 INVESTORS $500,000
EQUITY 3 OFFERING EB-5 INVESTOR 3 INVESTORS $900,000
EQUITY 4 OFFERING EB-5 INVESTOR 3 INVESTORS $900,000
EQUITY 5 OFFERING EB-5 4 INVESTORS $500,000
EQUITY 6 OFFERING EB-5 15 INVESTORS $800,000
Stewards Real Estate, LLC.
100% membership interest and control of the 2 entities.
STEWARDS INC.
Stewards Inc is publicly traded and managed by a Board of Directors
Guarantor
Borrower

GOLD COAST FLORIDA Regional Center

© Gold Coast Florida Regional Center | PRIVELEDGED & CONFIDENTIAL

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ORGANIZATIONAL CHART

Final

FAVO CAPITAL, INC.
Beneficial owners owning more than 10%
Hollywood Circle Holdings, Inc. (f/k/a Hollywood Circle, LLC)
S&T Quin Family Limited Partnership
VK Nap Family, LLC
Forfront Capital, LLC
Stewards International Funds PCC

Other than as set forth on this organizational chart, no person or entity directly and/or indirectly (i) controls Borrower or Guarantor or (ii) owns in the aggregate 10% or more of the ownership interests in Borrower or Guarantor or in any person or entity that controls Borrower or Guarantor

GOLD COAST FLORIDA™ Regional Center

© Gold Coast Florida Regional Center | PRIVELEDGED & CONFIDENTIAL

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SCHEDULES

QUALIFICATION OF BORROWER AND GUARANTOR

None.

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